SERVICER'S CERTIFICATE
   CHEVY CHASE AUTO RECEIVABLES TRUST 1997-3
   6.20 % AUTO RECEIVABLES BACKED CERTIFICATES, CLASS A
   9.00 % AUTO RECEIVABLES BACKED CERTIFICATES, CLASS B

   Distribution Date:    January 20, 1998
   Collection Period:    December, 1997
   Record Date:          January 19, 1998

        Under the pooling and Servicing Agreement, dated as of September 1, 1997, between Chevy Chase Bank,
   F.S.B. (as "Seller  and "Servicer") and First Bank
   National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
   Trust 1997-3 (the "Trust") during the previous month.
   The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


   A.   Information Regarding the Current Monthly Distribution.
        1.  Certificates
            (a) The Aggregate amount of the
                distribution to Class A
                Certificateholders on the
                Distribution Date Set forth above .....$   5,567,805.12

            (b) The amount of the distribution
                set forth in paragraph (a)
                above allocable to principal,
                including any overdue principal .......$   4,632,700.73

            (c) The amount of the distribution
                set forth in paragraph (a) above
                allocable to interest, including
                any overdue interest ..................$     935,104.39

            (d) The Aggregate amount of the
                distribution to Class B
                Certificateholders on the
                Distribution Date Set forth above .....$     249,587.93

            (e) The amount of the distribution
                set forth in paragraph (d)
                above allocable to principal,
                including any overdue principal .......$     193,029.20

            (f) The amount of the distribution
                set forth in paragraph (d) above
                allocable to interest, including
                any overdue interest ..................$      56,558.73

            (g) The Insured Payments, if any, with
                respect of such Distribution
                Date ..................................$           0.00

            (h) The Premium Amount with
                respect of such Distribution
                Date ..................................$      12,491.83

            (i) The amount of the distribution
                set forth in paragraph (a) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$     28.7074739

            (j) The amount of the distribution
                set forth in paragraph (b) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$     23.8860974

            (k) The amount of the distribution
                set forth in paragraph (c) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$      4.8213765

            (l) The amount of the distribution
                set forth in paragraph (d) above,
                per Class B Certificate in a principal
                amount of $1,000 ......................$     30.8848697

            (m) The amount of the distribution
                set forth in paragraph (e) above,
                per Class B Certificate in a principal
                amount of $1,000 ......................$     23.8860977

            (n) The amount of the distribution
                set forth in paragraph (f) above,
                per Class B Certificate in a principal
                amount of $1,000 ......................$      6.9987720

            (o) The amount of the distribution
                set forth in paragraph (g) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$      0.0000000

            (p) The Class A Certificate Principal Balance
                as of such Distribution Date (after
                giving effect to any distribution on
                such Distribution Date) ...............$ 176,355,245.66

            (q) The Class B Certificate Principal Balance
                as of such Distribution Date (after
                giving effect to any distribution on
                such Distribution Date) ...............$   7,348,135.24

            (r) The balance of the Reserve Account,
                after effect to distributions
                and deposits and the change in
                balances from that of the prior
                Distribution Date .....................$   3,676,317.66

            (s) The balance of the Yield
                Maintenance Account , after
                giving effect to distributions
                from the prior Distribution
                Date ..................................$     124,287.78

   B.   Information Regarding the Performance of the Trust.
        1.  Net Losses, Delinquencies and Pool Balance.
            (a) The aggregate net losses on the
                Receivables for the related Collection
                Period ................................$     367,571.21

            (b) The aggregate principal balance of all
                Receivables which were delinquent 30
                days or more as of the last day of the
                related Collection Period .............$  14,793,266.93

            (c) The Pool Balance as of the end of the
                related Collection Period .............$ 183,728,376.55

            (d) The Class A Certificate Factor as of the end
                related Collection Period .............$      0.9092836

            (e) The Class B Certificate Factor as of the end
                related Collection Period .............$      0.9092836

        Weighted average annual percentage rate (1)               14.48%

        Weighted average remaining term to maturity (1)           53.02







        (1) Weighted by current balance.




                         CHEVY CHASE BANK, F.S.B.
                         Auto Trust 1997-3  Servicer


                         Joel A. Friedman
                         Senior Vice President
                         and Controller